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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT JANUARY 7, 2000
                        (Date of earliest event reported)


                               SOFTLOCK.COM, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              33-37751-D                           84-1130229
       (Commission File Number)         (IRS Employer Identification No.)


          5 CLOCK TOWER PLACE, SUITE 440, MAYNARD, MA         01754
             (Address principal executive offices)          (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (978) 461-5940


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Comiskey & Company, P.C. ("Comiskey") were previously the principal accountants to audit the financial statements of Softlock.com, Inc. (the "Registrant"). On January 7, 2000, that firm's appointment as principal independent auditors was terminated and the firm of Deloitte & Touche LLP was engaged as principal independent auditors. The decision to change auditors was recommended by the Audit Committee of the Registrant's Board of Directors and approved by the Board.

         In connection with the audits of the Registrant's two fiscal years ended December 31, 1998, and with respect to the subsequent period through the date of termination, there were no disagreements with Comiskey on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         Comiskey's reports on the consolidated financial statements of the Registrant as of and for the two fiscal year periods ended December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         The Registrant delivered a copy of this Report on Form 8-K to Comiskey on January 10, 2000 and requested Comiskey to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of the response letter of Comiskey is attached hereto.

         The Company engaged Deloitte & Touche LLP as its new independent accountants. During the two most recent fiscal years and through January 7, 2000, the Company has not consulted with Deloitte & Touche LLP concerning the Company's financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.

         During the Company's two most recent fiscal years, and during the subsequent interim period, no "reportable events" (as described in Item 304
(a)(1)(v) of Regulation S-K) have occurred.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The followings Exhibits are filed with this Current Report on Form 8-K.

         EXHIBIT NO.        DESCRIPTION

         16                 Letter Regarding Change in Certifying Accountants



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       SOFTLOCK.COM, INC.

                                       (Registrant)

Date:  January 14, 2000                By: /s/ Keith Loris
                                           -------------------------------------
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)



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                                  EXHIBIT INDEX

         EXHIBIT NO.         DESCRIPTION

         16                  Letter Regarding Change in Certifying Accountants